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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                                    Date of Report
                          (Date of earliest event reported)
                                   October 15, 1997
                         -----------------------------------


                              REALTY INCOME CORPORATION
             -----------------------------------------------------------
                (Exact name of registrant as specified in its charter)


       Maryland                 1-13318                33-0580106
    ---------------          ------------         -------------------
    (State or other          (Commission            (IRS Employer
    jurisdiction of          File Number)         Identification No.)
     incorporation)


                  220 West Crest Street, Escondido, California 92025
             -----------------------------------------------------------
             (Address of principal executive offices, including zip code)


                                    (760) 741-2111
             -----------------------------------------------------------
                 (Registrant's telephone number, including area code)



                                             Exhibit Index Located at Page 4

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ITEM 5.  OTHER EVENTS

    Realty Income Corporation (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of 2,700,000 shares of Common Stock, par value $1.00 per share, under the Company's shelf registration statement on Form S-3 (File No. 333-34311), effective September 16, 1997 (the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this Form 8-K filing is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.   Description
-----------   -----------

   1.1 U.S. Purchase Agreement, dated October 8, 1997, between Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., PaineWebber Incorporated, Sutro & Co. Incorporated and Wheat, First Securities, Inc., as U.S. Representatives of the several U.S. Underwriters
   1.2 International Purchase Agreement, dated October 8, 1997, between Merrill Lynch International, A.G. Edwards & Sons, Inc., PaineWebber International (U.K.) Ltd., Sutro & Co. Incorporated and Wheat, First Securities, Inc., as Lead Managers of the several International Managers
   5.1 Opinion of Ballard Spahr Andrews & Ingersoll regarding the legality of Securities to be issued
  23.1 Consent of Ballard Spahr Andrews & Ingersoll (contained in the opinion filed as Exhibit 5.1 hereto)



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                                      SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REALTY INCOME CORPORATION



Date: October 15, 1997            By: /s/ MICHAEL R. PFEIFFER
                                      -------------------------------
                                      Michael R. Pfeiffer, Senior Vice President
                                      Secretary and General Counsel





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                                    EXHIBIT INDEX

                                                                  Sequentially
Exhibit No.   Description                                         Numbered Page
-----------   -----------                                         -------------

   1.1 U.S. Purchase Agreement, dated October 8, 1997, between Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., PaineWebber Incorporated, Sutro & Co. Incorporated and Wheat, First Securities, Inc., as U.S. Representatives of the several U.S. Underwriters
   1.2        International Purchase Agreement, dated
              October 8, 1997, between Merrill Lynch
              International, A.G. Edwards & Sons, Inc.,
              PaineWebber International (U.K.) Ltd., Sutro & Co. Incorporated and Wheat, First Securities, Inc., as Lead Managers of the several International Managers
   5.1 Opinion of Ballard Spahr Andrews & Ingersoll regarding the legality of Securities to be issued
  23.1 Consent of Ballard Spahr Andrews & Ingersoll (contained in the opinion filed as Exhibit 5.1 hereto)



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